SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 13, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                   44-0663509
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                   Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.              DOCUMENT
              (99)                     Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated August 13, 2003 entitled, "Grupo TMM, S.A. and Kansas City Southern Announce Mexico's Foreign Investment Commission to Release NAFTA Rail Decision on or before August 28, 2003," is attached hereto as Exhibit 99.1



ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated August 13, 2003, announcing that Mexico's Foreign Investment Commission will release its NAFTA Rail Decision on or before August 28, 2003. The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Kansas City Southern


Date: August 14, 2003               By:      /S/ LOUIS G. VAN HORN
                                       --------------------------------------
                                               Louis G. Van Horn
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)

EXHIBIT 99.1



GRUPO TMM COMPANY CONTACT:                  AT DRESNER CORPORATE SERVICES:
Jacinto Marina, Chief Financial Officer     Kristine Walczak (general investors,
(jacinto.marina@tmm.com.mx)                  analysts and media)
011-525-55-629-8790                        (kwalczak@dresnerco.com)
                                            312-726-3600
Brad Skinner, Senior Vice President
Investor Relations
011-525-55-629-8725
(brad.skinner@tmm.com.mx)

KANSAS CITY SOUTHERN COMPANY CONTACT:
William H. Galligan
(william.h.galligan@kcsr.com)
816-983-1551

                GRUPO TMM, S.A. AND KANSAS CITY SOUTHERN ANNOUNCE
      MEXICO'S FOREIGN INVESTMENT COMMISSION TO RELEASE NAFTA RAIL DECISION
                          ON OR BEFORE AUGUST 28, 2003

(August 13, 2003) Kansas City Southern (KCS) (NYSE: KSU) and Grupo TMM, S.A. (NYSE: TMM and BMV: TMM A; TMM) have announced that Mexico's Foreign Investment Commission (FIC) will rule on the proposed transaction that would place TFM, S.A., de C.V. (TFM) under common control of NAFTA Rail on or before August 28, 2003. The approval of the FIC is necessary for a foreign company to become a majority owner of a Mexican-based company. The revised date is an extension of the previously announced decision date of August 12 and was granted upon written request from the FIC in order that the FIC commissioners would have adequate time to review the proposal.

Mexico's Competition Commission has already approved the proposed transaction. The FIC is the last Mexican regulatory entity that must approve the transaction that would change the majority ownership to NAFTA Rail.

KCS is a transportation holding company that has railroad investments in the United States, Mexico, and Panama. Its primary holding is The Kansas City Southern Railway Company. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the U.S. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

Headquartered in Mexico City, Grupo TMM is the premier Mexican multimodal transportation company and logistics provider. Through its branch offices and network of subsidiary companies, Grupo TMM provides a dynamic combination of ocean and land transportation services within Mexico. Grupo TMM also has the controlling interest in TFM, which operates Mexico's Northeast Rail Lines and carries over 40 percent of the country's rail cargo.



This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in a Current Report on Form 8-K dated December 11, 2001 filed by the Company with the Securities and Exchange Commission ("SEC") Commission file no. 1-4717). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

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